UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.                 )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to § 240.14a-12.

Belpointe PREP, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT	SUBJECT TO COMPLETION	DATED AUGUST 17, 2026

Belpointe PREP, LLC

255 Glenville Road

Greenwich, Connecticut 06831

Dear Fellow Unitholders:

Please join us for Belpointe PREP, LLC’s (“we,” “us,” “our,” the “Company” or “Belpointe OZ”) annual meeting of unitholders (the “Annual Meeting”) on Monday, October 12, 2026, at 12:00 p.m. Eastern Time, at the offices of the Company at 255 Glenville Road, Greenwich, Connecticut 06831, or at such other time and place to which the Annual Meeting may be adjourned. The Annual Meeting will be held in person only. We ask that unitholders who plan to attend the Annual Meeting in person please contact Belpointe OZ’s Investor Relations Department at 1-833-828-2721 or via email at IR@belpointeoz.com.

Attached to this letter is a notice of Annual Meeting of unitholders and proxy statement, which describe the business to be conducted at the meeting. We urge you to read the accompanying materials regarding the matters to be voted on at the Annual Meeting and to submit your voting instructions by proxy.

Whether or not you plan to attend the meeting, your vote is important to us. You may vote your Class A units by proxy on the Internet, by telephone or by completing, signing and promptly returning a proxy card or voting instruction form, or you may vote in person at the Annual Meeting. We encourage you to vote by proxy by Internet, by telephone or by proxy card or voting instruction form even if you plan to attend the Annual Meeting. By doing so, you will ensure that your Class A units are represented and voted at the Annual Meeting.

Thank you for your continued support of Belpointe OZ.

Sincerely,

/s/ Brandon E. Lacoff
Brandon E. Lacoff
Chairman of the Board and Chief Executive Officer

Belpointe PREP, LLC

255 Glenville Road

Greenwich, Connecticut 06831

NOTICE OF ANNUAL MEETING OF UNITHOLDERS

To Be Held on October 12, 2026
at 12:00 p.m. Eastern Time

To the Unitholders of Belpointe PREP, LLC:

Notice is hereby given that the annual meeting of unitholders (the “Annual Meeting”) of Belpointe PREP, LLC, a Delaware limited liability company (“we,” “us,” “our,” the “Company” or “Belpointe OZ”), will be held on Monday, October 12, 2026, at 12:00 p.m. Eastern Time, at the offices of the Company at 255 Glenville Road, Greenwich, Connecticut 06831, in person only. We ask that unitholders who plan to attend the Annual Meeting in person please contact Belpointe OZ’s Investor Relations Department at 1-833-828-2721 or via email at IR@belpointeoz.com.

The Annual Meeting is being held for the following purposes:

1.	To elect two Class II directors to serve until their successors are elected or appointed and qualified or until the earlier of their resignation, removal, incapacity or death;

2.	To ratify the appointment of CohnReznick LLP (“CohnReznick”), as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	To approve, for purposes of complying with Section 713(a) of the NYSE American Company Guide, the offer and sale of up to $250,000,000 of the Company’s Class A units from time to time on a continuous “best efforts” basis in a registered “at the market” offering pursuant to Rule 415(a) of the Securities Act of 1933, as amended; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors of the Company has fixed the close of business on August 21, 2026, as the record date for determining the unitholders having the right to vote at the Annual Meeting or any adjournment thereof. A list of such unitholders will be available for examination by unitholders for any purpose germane to the Annual Meeting during ordinary business hours at the offices of the Company at 255 Glenville Road, Greenwich, Connecticut 06831, during the ten days prior to the Annual Meeting.

In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules that allow us to furnish our proxy materials over the Internet, we are mailing to most of our unitholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy materials. The Notice contains instructions on how to access our proxy materials over the Internet and how to submit a proxy via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials.

Your vote is very important! Whether or not you plan to participate in the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible.

You will find instructions on how to vote on the proxy card or voting instruction form attached hereto. Most unitholders vote by proxy and do not attend the Annual Meeting in person. However, as long as you were a unitholder at the close of business on August 21, 2026, you have the right to attend the Annual Meeting, or to send a representative, to vote on the proposals being presented.

By Order of the Board of Directors

/s/ Brandon E. Lacoff
Brandon E. Lacoff
Chairman of the Board and Chief Executive Officer

Greenwich, Connecticut

August [●], 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on October 12, 2026: Our proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and all amendments or supplements to the foregoing materials that are required to be furnished to our unitholders are available at www.proxyvote.com and can be accessed by using the control number and following the instructions located on the Notice.

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PROXY VOTING METHODS

As long as you were a unitholder as of the close of business on August 21, 2026, you have the right to vote your Class A units by proxy over the Internet, by telephone or by mail in advance of the Annual Meeting, or you may vote, or send a representative to vote, in person at the Annual Meeting.

You may also revoke your proxy at the times and in the manners described in the “Questions and Answers About the Proxy Materials and Annual Meeting” section of this proxy statement beginning on page 3. For Class A units held through a broker, bank or other nominee, you may submit voting instructions to your broker, bank or other nominee. Please refer to information from your broker, bank or other nominee on how to submit voting instructions.

Your vote by proxy over the Internet, by telephone or by mail must be received by 11:59 p.m., Eastern Time, on Sunday, October 11, 2026, to be counted. If you hold your Class A units through a broker, bank or other nominee, please refer to information from your bank, broker or nominee for voting instructions.

Vote Over the Internet

●	You may vote by proxy over the internet 24 hours a day, seven days a week, by going to www.proxyvote.com and following the instructions provided.

●	You will need the control number included on your Notice to access your records and create an electronic voting instruction form.

Vote by Telephone

●	You may vote by proxy over the telephone 24 hours a day, seven days a week, by calling 800-690-6903.

●	You will need the control number included on your Notice to vote by telephone.

Vote by Mail

●	You may vote by proxy by mail by requesting a paper copy of the proxy materials, which will include a proxy card or voting instruction form.

●	Mark your selections on the proxy card or voting instruction form, and date and sign your name as it appears on the proxy card or voting instruction form.

●	Mail the proxy card or voting instruction form in the enclosed postage-paid envelope provided.

Vote in Person

If you wish to attend the Annual Meeting and vote in person, please contact Belpointe OZ’s Investor Relations Department at 1-833-828-2721 or by email at IR@belpointeoz.com to reserve your spot and to obtain directions. Please bring the Notice that you receive in the mail or via email to the Annual Meeting. If you hold your Class A units in street name (through a broker, bank or other nominee), you must also obtain a legal proxy from your broker, bank or other nominee to vote in person—bringing the Notice alone will not be sufficient to vote Class A units held in street name.

Electronic Delivery and Paper Copies of Proxy Materials

To receive a copy of Belpointe OZ’s proxy materials by mail or email, free of charge, for this or future unitholder meetings, please contact Broadridge by telephone at 800-579-1639 or by email at sendmaterial@proxyvote.com. Please include “Belpointe PREP Proxy Materials Order” in the subject line and, in the body of the email message, include your full name, address, and request. Please also include the control number in the subject line. To facilitate timely delivery, requests should be received by September 28, 2026.

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BELPOINTE PREP, LLC
255 Glenville Road
Greenwich, Connecticut 06831

PROXY STATEMENT
FOR
ANNUAL MEETING OF UNITHOLDERS
October 12, 2026

GENERAL INFORMATION

Meeting Details

The enclosed proxy is being solicited on behalf of the Board of Directors (the “Board”) of Belpointe PREP, LLC (“we,” “us,” “our,” the “Company,” or “Belpointe OZ”) for use at the annual meeting of unitholders (the “Annual Meeting”) to be held on Monday, October 12, 2026, at 12:00 p.m. Eastern Time, at the offices of the Company at 255 Glenville Road, Greenwich, Connecticut 06831, or at such other time and place to which the Annual Meeting may be adjourned. The Annual Meeting will be held in person only. We ask that unitholders who plan to attend the Annual Meeting in person please contact Belpointe OZ’s Investor Relations Department at 1-833-828-2721 or via email at IR@belpointeoz.com.

A list of unitholders entitled to vote at the Annual Meeting will be available for examination by unitholders for any purpose germane to the Annual Meeting during ordinary business hours at the offices of the Company at 255 Glenville Road, Greenwich, Connecticut 06831, during the ten days prior to the Annual Meeting.

Voting by Proxy or In Person

Execution and return of a proxy will not affect your right to subsequently attend the Annual Meeting and vote in person. Any unitholder executing a proxy retains the right to revoke that proxy at any time prior to exercise at the Annual Meeting. A proxy may be revoked by (i) delivery of written notice of revocation to the Company’s Corporate Secretary, (ii) following the instructions given for changing your vote via the Internet or by telephone, (iii) execution and delivery of a later proxy, or (iv) attending the Annual Meeting and voting your Class A units in person. If you attend the Annual Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. A proxy, when executed and not revoked, will be voted in accordance with the instructions set forth therein. In the absence of specific instructions, proxies will be voted by those named in the proxy “FOR” the election as directors of those nominees named in this proxy statement, “FOR” the approval of each of the other proposals described in this proxy statement, and in accordance with their best judgment on all other matters that may properly come before the Annual Meeting. The names of the nominees are listed on the proxy. If you wish to grant authority to vote for the nominees, check the box marked “FOR.” If you wish to withhold authority to vote for the nominees, check the box marked “WITHHOLD.” If your units are held in street name, you must obtain a legal proxy from your broker, bank or other nominee to vote in person.

Record Date

Only unitholders of record at the close of business on August 21, 2026, are entitled to notice of, and to vote at, the Annual Meeting. The unit transfer books of the Company will remain open between the record date and the date of the Annual Meeting. On the record date of August 21, 2026, the Company had [●] Class A units, 100,000 Class B units and one Class M unit outstanding.

Quorum Requirements

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of one-third of the Class A units, Class B units and Class M unit issued and outstanding as of the record date, present in person or represented by proxy, constitutes a quorum. If you sign and return your proxy card or authorize a proxy to vote your Class A units over the Internet or by telephone, your Class A units will be counted for purposes of determining whether a quorum is present at the Annual Meeting, even if you abstain from or fail to vote as indicated in the proxy materials. Broker non-votes will also be counted as present for purpose of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, in person or by proxy, at the scheduled time of the Annual Meeting, the chairman may adjourn the meeting to another place or time.

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Voting Rights

Each Class A unit entitles the record holder thereof to one vote on any and all matters submitted for the consent or approval of unitholders generally. Each Class B unit entitles the record holder thereof to one vote on any and all matters submitted for the consent or approval of unitholders generally. The Class M unit entitles the record holder thereof to that number of votes equal to the product obtained by multiplying (i) the sum of the aggregate number of outstanding Class A units plus the aggregate number of outstanding Class B units, by (ii) 10, on any and all matters submitted for the consent or approval of unitholders on which the holder of the Class M unit has a vote.

Items of Business and Required Vote

Assuming the presence of a quorum, the following items of business are scheduled to be voted on at the Annual Meeting:

●	Proposal No. 1: The election of two Class II directors (Martin Lacoff and Ronald Young, Jr.), to serve until their successors are elected or appointed and qualified or until the earlier of their resignation, removal, incapacity or death;

●	Proposal No. 2: To ratify the appointment of CohnReznick LLP (“CohnReznick”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

●	Proposal No. 3: To approve, for purposes of complying with Section 713(a) of the NYSE American Company Guide (the “Public Offering Proposal”), the offer and sale of up to $250,000,000 of the Company’s Class A units from time to time on a continuous “best efforts” basis in a registered “at the market” offering pursuant to Rule 415(a) of the Securities Act of 1933, as amended (the “Public Offering”).

Approval of the proposed items of business to be voted on at the Annual Meeting require the following votes:

●	Proposal No. 1. For the election of Class II Directors, a plurality of the votes cast by the holders of Class A units and Class B units, voting together as a single class, is required. This means that the two director nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Withheld votes will have no effect on the outcome. Proposal No. 1 is a “non-routine” matter and as such brokers, banks and other nominees lack the discretion to vote uninstructed Class A units on Proposal No. 1.

●	Proposal No. 2. For the ratification of the appointment of CohnReznick as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, the affirmative vote of a majority of the votes cast by the holders of Class A units, Class B units and the Class M unit, voting together as a single class, is required. Abstentions will not be counted. Proposal No. 2 is a routine matter and as such brokers, banks and other nominees have the authority to exercise their discretion to vote uninstructed Class A units on Proposal No. 2.

●	Proposal No. 3. For approval of our Public Offering Proposal, the affirmative vote of a majority of the votes cast by the holders of Class A units, Class B units and the Class M unit, voting together as a single class, is required. Abstentions will not be counted. Proposal No. 3 is a “non-routine” matter and as such brokers, banks and other nominees lack the discretion to vote uninstructed Class A units on Proposal No. 3.

OUR BOARD RECOMMENDS
A VOTE “FOR” EACH OF THE PROPOSALS.

Adjournments and Postponements

Any action on the items of business described in this proxy statement may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

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QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND ANNUAL MEETING

Information About the Proxy Materials

Q:	Why am I receiving these materials?

A:	The Company has made these materials available to you on the Internet, or, upon your request, has delivered printed copies of these materials to you, in connection with the solicitation of proxies for use at Belpointe OZ’s Annual Meeting, which will take place on Monday, October 12, 2026, at 12:00 p.m. Eastern Time, at the Company’s offices at 255 Glenville Road, Greenwich, Connecticut 06831, or at such other time and place to which the Annual Meeting may be adjourned. You are invited to participate in and vote on the items of business described in this proxy statement at the Annual Meeting if you were a holder of the Company’s Class A units as of the close of business on August 21, 2026, the record date for the Annual Meeting, or hold a valid proxy for the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) that are designed to assist you in voting your units.

Q:	What is included in these materials?

A:	These proxy materials include:

●	our proxy statement for the Annual Meeting;

●	our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 19, 2026; and

●	the proxy card or a voting instruction form for the Annual Meeting.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report, to our unitholders by providing access to such materials on the Internet instead of mailing printed copies. Most unitholders will not receive printed copies of our proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to holders of our Class A units on or about September 2, 2026, will instruct you how to access and review our proxy materials on the Internet as well as how to submit your proxy over the Internet, by telephone or by mail. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:	I share an address with another unitholder and we only received one Notice. How do I obtain additional copies?

A:	The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and other nominees) to satisfy the delivery requirements for proxy materials with respect to two or more unitholders sharing the same address by delivering a single set of proxy materials addressed to those unitholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for unitholders and cost savings for companies. A number of brokers with account holders who are our unitholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple unitholders sharing an address unless contrary instructions have been received from the affected unitholders. Once you have received notice from your broker, bank or other nominee that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker, bank or other nominee or us. Direct your written request to our Investor Relations Department by phone at 1-833-828-2721, by mail at Belpointe PREP, LLC, 255 Glenville Road, Greenwich, Connecticut 06831, or by email at IR@belpointeoz.com. Unitholders who currently receive multiple copies of our proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers, banks or other nominees.

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Information About Voting

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

●	Proposal No. 1: The election of two Class II directors (Martin Lacoff and Ronald Young, Jr.), to serve until their successors are elected or appointed and qualified or until the earlier of their resignation, removal, incapacity or death;

●	Proposal No. 2: To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

●	Proposal No. 3: To approve, for purposes of complying with Section 713(a) of the NYSE American Company Guide, the Public Offering Proposal.

Q:	How does the Board recommend that I vote?

A:	The Board recommends a vote “FOR” each of the proposals set forth in this proxy statement.

Q:	Who can vote at the Annual Meeting?

A:	If you were a holder of the Company’s Class A units as of the close of business on August 21, 2026, the record date for the Annual Meeting, you may attend and vote at the Annual Meeting.

Q:	What if a quorum is not present at the Annual Meeting?

A:	If a quorum is not present, in person or by proxy, at the scheduled time of the Annual Meeting, the chairman may adjourn the meeting to another place or time.

Q:	How many votes am I entitled to per Class A unit?

A:	Each Class A unit entitles the record holder thereof to one vote on any and all matters submitted for the consent or approval of unitholders generally. Each Class B unit entitles the record holder thereof to one vote on any and all matters submitted for the consent or approval of unitholders generally. The Class M unit entitles the record holder thereof to that number of votes equal to the product obtained by multiplying (i) the sum of the aggregate number of outstanding Class A units plus the aggregate number of outstanding Class B units, by (ii) 10, on any and all matters submitted for the consent or approval of unitholders on which the holder of the Class M unit has a vote.

On August 21, 2026, the record date for the Annual Meeting, the Company had [●] Class A units, 100,000 Class B units and one Class M unit outstanding. There are no cumulative voting rights. Information about the unit ownership of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

Q:	What is the difference between a unitholder of record and a beneficial owner of units?

A:	Most of the Company’s Class A unitholders hold their units as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between units held of record and those owned beneficially.

●	Unitholder of Record — If your Class A units are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those Class A units, the unitholder of record. As the unitholder of record you have the right to grant your voting proxy directly to the Company or another representative or to vote in person during the Annual Meeting. You may also vote over the Internet, by telephone, or by mail as described in the Notice.

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●	Beneficial Owner — If your Class A units are held in an account through a broker, bank or other nominee, like the vast majority of our unitholders, you are considered the beneficial owner of Class A units held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you may direct your broker, bank or nominee how to vote your Class A units by following the instructions in the Notice or the voting instruction form provided to you, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your broker, bank or other nominee.

Q:	How can I vote my Class A units without participating in the Annual Meeting?

A:	Whether you hold Class A units directly as the unitholder of record or beneficially in street name, you may direct how your Class A units are voted without participating in the Annual Meeting. You may vote by proxy over the Internet by going to www.proxyvote.com and entering the control number printed on the Notice that you received in the mail, or via email (if you do not have your control number available, go to www.proxyvote.com and create an account in order to retrieve your control number), or you may vote by telephone by calling 1-800-690-6903 with your control number available. If you requested to receive printed proxy materials, you may also vote by mail pursuant to the instructions provided on the proxy card or, if you hold your Class A units in street name, on the voting instruction form provided to you by your broker, bank, or other nominee. Internet and telephone proxies must be received by 11:59 p.m. Eastern Time on October 11, 2026.

Q:	Can I change my vote or revoke my proxy?

A:	Yes. If you are a unitholder of record, you may change your vote or revoke your proxy by taking any one of the following actions: (i) sending a written statement to that effect to the attention of the Company’s Corporate Secretary at 255 Glenville Road, Greenwich, Connecticut 06831, provided such statement is received no later than October 11, 2026; (ii) voting again over the Internet or by telephone no later than 11:59 p.m. Eastern Time on October 11, 2026; or (iii) attending the Annual Meeting in person, revoking your proxy and voting again.

If you hold your Class A units in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (your broker, bank or other nominee) giving you the right to vote the Class A units you beneficially own.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Q:	How many units must be present or represented to conduct business at the Annual Meeting?

A:	A quorum must be present at the Annual Meeting for any business to be conducted. The holders of one-third of the Class A units, Class B units and Class M unit issued and outstanding as of the record date, present in person or represented by proxy, constitutes a quorum. If you sign and return your proxy card or authorize a proxy to vote your Class A units over the Internet or by telephone, your Class A units will be counted for purposes of determining whether a quorum is present at the Annual Meeting, even if you abstain from or fail to vote as indicated in the proxy materials. Broker non-votes will also be counted as present for purpose of determining whether a quorum is present at the Annual Meeting.

Q:	What are abstentions and broker-non-votes?

A:	An abstention occurs when a Class A unitholder is counted as present and entitled to vote on a proposal, whether in person or by proxy, but chooses not to vote. A “broker non-vote” occurs when a beneficial owner of Class A units held in street name does not provide voting instructions to its broker, bank or other nominee of record and that broker, bank or other nominee lacks discretionary authority to vote uninstructed Class A units on a proposal because it is “non-routine.” Proposals No. 1 and 3 are “non-routine” and as such brokers, banks and other nominees lack the discretion to vote uninstructed Class A units on those proposals.

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While Class A units represented by proxies reflecting abstentions or broker non-votes are counted as present for purposes of determining a quorum at the Annual Meeting, abstentions and broker non-votes do not generally count as a vote “FOR” or “AGAINST” a given proposal and thus are disregarded in any calculation of the number of votes cast with respect to a proposal.

Q:	How are votes counted?

A:	For Proposal No. 1, the election of Class II Directors, you may vote “FOR” or “WITHHOLD” authority to vote for each of the nominees. For Proposals No. 2 and 3, ratification of CohnReznick as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and approval of our Public Offering Proposal, you may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting for each of the proposals.

Assuming the presence of a quorum, abstentions and broker non-votes will not affect the outcome of any of the proposals being voted on at the Annual Meeting.

If you properly execute and return a proxy card by mail or provide specific voting instructions over the Internet or by telephone, your Class A units will be voted on each proposal in the manner instructed. If no voting instructions are provided on a properly executed proxy card returned by mail or over the Internet or by telephone, your Class A units will be voted in accordance with the Board of Directors’ recommendations.

Q:	What is the voting requirement to approve each of the proposals?

A:	For Proposal No. 1, the election of Class II Directors, a plurality of the votes cast by the holders of Class A units and Class B units, voting together as a single class, is required. This means that the two director nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Withheld votes will have no effect on the outcome. Proposal No. 1 is a “non-routine” matter and as such brokers, banks and other nominees lack the discretion to vote uninstructed Class A units on Proposal No. 1.

For Proposal No. 2, ratification of the appointment of CohnReznick as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, the affirmative vote of a majority of the votes cast by the holders of Class A units, Class B units and the Class M unit, voting together as a single class, is required. Abstentions will not be counted. Proposal No. 2 is a routine matter and as such brokers, banks and other nominees have the authority to exercise their discretion to vote uninstructed Class A units on Proposal No. 2.

For Proposal No. 3, approval, for purposes of complying with Section 713(a) of the NYSE American Company Guide, of our Public Offering Proposal, the affirmative vote of a majority of the votes cast by the holders of Class A units, Class B units and the Class M unit, voting together as a single class, is required. Abstentions will not be counted. Proposal No. 3 is a “non-routine” matter and as such brokers, banks and other nominees lack the discretion to vote uninstructed Class A units on Proposal No. 3.

Q:	Is cumulative voting permitted for the election of directors?

A:	No, you may not cumulate your votes for the election of directors.

Q:	How are proxies solicited and what is the cost?

A:	The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have not engaged a proxy solicitation firm. We have retained Securities Transfer Corporation and Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and vote tabulation.

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Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the proposals set forth in this proxy statement, we are unaware of any other items of business to be acted upon at the Annual Meeting. If you appointed Brandon E. Lacoff as proxy, he will have the discretionary authority to vote your Class A units on any additional items of business that properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:	Is my vote kept confidential?

A:	Proxies, ballots and voting tabulations identifying unitholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:	Where do I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of elections and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Annual Meeting.

Q:	How can I attend and vote in person?

A:	The Annual Meeting is an in person only meeting, being held at the offices of the Company at 255 Glenville Road, Greenwich, Connecticut 06831. If you wish to attend the Annual Meeting and vote in person, please contact Belpointe OZ’s Investor Relations Department at 1-833-828-2721 or by email at IR@belpointeoz.com to reserve your spot and to obtain directions. Please bring the Notice that you receive in the mail or via email to the Annual Meeting. If you hold your Class A units in street name (through a broker, bank or other nominee), you must also obtain a legal proxy from your broker, bank or other nominee to vote in person—bringing the Notice alone will not be sufficient to vote Class A units held in street name.

Q:	Who can help answer my questions?

A:	You can contact our Investor Relations Department at 1-833-828-2721 or via email at IR@belpointeoz.com with any questions about the proposals described in this proxy statement or how to execute your vote.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our Board currently consists of six directors and is divided into three classes. Each class serves for a period of three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at the Annual Meeting. The terms of office of directors in Class III and Class I will not expire until the annual meetings of unitholders held for 2027 and 2028, respectively. At the recommendation of our nominating and corporate governance committee, our Board proposes that each of the two Class II nominees named below, each of whom is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at the 2029 annual meeting of unitholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Required Vote

Each Class II director will be elected by a plurality of the votes cast by the holders of our Class A units and Class B units, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. This means that the two director nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Withheld votes will have no effect on the outcome. The election of directors is a “non-routine” matter and as such brokers, banks and other nominees lack the discretion to vote uninstructed Class A units on the election of directors. Class A unitholders may not cumulate votes for the election of directors, and proxies may not be voted for more than two directors.

Each person nominated for election has agreed to serve if elected, and management and the Board have no reason to believe that either nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board should learn that either nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for no nominees as a result of the inability of either nominee to serve. Each nominee has consented to being named in this proxy statement.

Nominees to our Board of Directors

The nominees and their ages, occupations, and length of service on our Board as of the date of this proxy statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Martin Lacoff	78	Chief Strategic Officer, Principal Financial Officer and Director	September 2021
Ronald Young Jr. (1)	52	Independent Director	October 2021

(1)	Member of the audit committee, compensation committee and chairman of the nominating and corporate governance committee.

Martin Lacoff has been our Chief Strategic Officer and Principal Financial Officer since our founding in January 2020 and a member of our Board since September 2021. Mr. Lacoff is an entrepreneur with over 45 years’ experience in successfully starting, developing and operating businesses within the securities, real estate, and natural resources industries. He was also Vice Chairman of the Board of Directors and Chief Strategic Officer of Belpointe REIT, Inc., a qualified opportunity fund and affiliate of our Manager and Sponsor, from its founding in June 2018 through our acquisition of Belpointe REIT, Inc. in October 2021. His considerable professional experience includes former Vice-Chairman and Co-Founder of Walker Energy Partners, one of the first publicly traded Master Limited Partnerships (MLP), which he brought public, and former Chairman, Founder and General Securities Principal of LaClare Securities, Inc., a NASD broker dealer. Mr. Lacoff was also formerly Vice President of institutional equities at Mitchell Hutchins and later Paine Webber. Mr. Lacoff previously served as a Director of Fortune Natural Resources Corporation, a public company that was listed on the American Stock Exchange, and is currently on the Board of Directors of the Lion’s Foundation of Greenwich, a charitable organization dedicated to helping the blind and visually impaired. Since 2012, Mr. Lacoff has served as a Board Director for Belpointe Multifamily Development Fund I, LP, where he helps in real estate investment decisions. Mr. Lacoff is an engineer by training, having graduated from Rensselaer Polytechnic Institute, and has a Master of Business Administration in Finance from the Simon Business School at the University of Rochester. Mr. Lacoff was selected to serve as a director because of his extensive investment and financial experience and detailed knowledge of our acquisition and operational opportunities and challenges.

Ronald Young, Jr. has been the President and Co-founder of Tri-State LED, a subsidiary of Revolution Lighting Technologies, which provides LED solutions to commercial, industrial and municipal organizations, since 2010. He is also a member of the Board of Directors of Belpointe REIT, Inc., a qualified opportunity fund and affiliate of our Manager and Sponsor. Prior to 2010, Mr. Young was a managing director and co-founder of Belray Capital, a Greenwich, Connecticut based real estate and investment firm, which was later acquired by Belpointe. Mr. Young has also held several positions in the investment and financial industry with MAC Pension Inc., Strategies for Wealth (an agency of The Guardian Life Insurance Company of America), and A.G. Edwards & Sons Inc. (now Wells Fargo Advisors). Mr. Young earned his undergraduate degree from the University of Connecticut. Mr. Young was selected as a director because of his extensive investment and real estate development experience.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” ALL NOMINEES IN THE ELECTION OF THE CLASS II DIRECTORS.

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PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

As previously reported in a Current Report on Form 8-K filed with the SEC on April 17, 2025, Citrin Cooperman & Company, LLP (“Citrin Cooperman”), then our independent registered public accounting firm, notified us on April 11, 2025, that, due to a strategic shift in focus toward issuer engagement in industries outside of our core business sector, they were declining to stand for re-election as our independent registered public accounting firm effective immediately. Citrin Cooperman’s audit reports on our consolidated financial statements as of and for the fiscal year ended December 31, 2024, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition to audit services, during the fiscal year ended December 31, 2024, Citrin Cooperman also provided us with certain tax services.

On April 17, 2025, following a competitive process, our audit committee appointed CohnReznick as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ended December 31, 2025. During the fiscal years ended December 31, 2024, and through April 17, 2025, neither we, nor anyone on our behalf, consulted with CohnReznick regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was the subject of a disagreement or a reportable event. CohnReznick served as our independent registered public accounting firm for the fiscal year ended December 31, 2025, and our audit committee has appointed CohnReznick as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2026.

Our audit committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm, and believes that the appointment of CohnReznick is in the best interests of the Company and our unitholders. Notwithstanding the selection of CohnReznick, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if our audit committee believes that such a change would be in our best interests and the best interests of our unitholders. Unitholder approval is not required for the appointment of our independent registered public accounting firm, however, our Board and audit committee believe that submitting the ratification of CohnReznick to our unitholders for approval is a matter of good corporate governance. If our unitholders do not ratify the appointment of CohnReznick, our audit committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of CohnReznick are expected to participate in the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Independent Registered Public Accounting Firm’s Fees and Services

The following table sets forth the aggregate fees for professional services provided by CohnReznick, our independent registered public accounting firm for the fiscal year ended December 31, 2025, and Citrin Cooperman, our independent registered public accounting firm for the fiscal year ended December 31, 2024.

	Year Ended December 31,
	2025	2024
Audit Fees (1)	$150,000	$132,000
Tax fees (2)	—	—
Total	$150,000	$132,000

(1)	Audit fees consist of fees for services related to the annual audit of our fiscal 2025 and 2024 consolidated financial statements, reviews of our interim unaudited consolidated financial statements, and services that are normally provided in connection with statutory and regulatory filings and engagements.
(2)	Tax fees consist of fees for professional services rendered during 2025 and 2024 state and federal tax compliance.

Audit Committee Pre-Approval Policies and Procedures

In accordance with our audit committee charter, our audit committee is required to approve, in advance, all audit and non-audit services to be provided by our independent registered public accounting firm. All services reported in the table above were approved by our audit committee. Our audit committee charter is available on our website, www.belpointeoz.com, under the “Investor Relations” section.

Required Vote

Ratification of the appointment of CohnReznick as our independent registered public accounting firm for the fiscal year ending December 31, 2026, requires the affirmative “FOR” vote of a majority of the votes cast by the holders of our Class A units, Class B units and the Class M unit, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes will not be counted. However, ratification of the appointment of our independent registered public accounting firm is a routine matter and as such brokers, banks and other nominees have the authority to exercise their discretion to vote uninstructed Class A units on the ratification of the appointment of our independent registered public accounting firm.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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PROPOSAL NO. 3 — APPROVAL OF THE PUBLIC OFFERING PROPOSAL

Background

After careful analysis and consideration the Board has determined that it is advisable, in the best interests, and to the benefit of the Company and its unitholders to offer and sell of up to $250,000,000 of the Company’s Class A units from time to time on a continuous “best efforts” basis in a registered “at the market” offering pursuant to Rule 415(a) of the Securities Act of 1933, as amended (the “Public Offering”).

Why We are Seeking Unitholder Approval

For purposes of complying with Section 713(a) of the NYSE American Company Guide, we are seeking unitholder approval for the potential issuance of Class A units in excess of 19.99% of our currently issued and outstanding Class A units at a price that may be less than the minimum price as defined by Section 713 (the “Public Offering Proposal”). Although we do not know the exact number of Class A units that may be issued in the Public Offering, or the exact price at which they may be issued, it is possible that the Public Offering would result in the issuance of more than 19.99% of our currently issued and outstanding Class A units.

Effect of the Proposal on Current Unitholders; Dilution

If Proposal No. 3 is approved, we may offer and sell up to an aggregate of $250,000,000 of the Company’s Class A units. The issuance of such units would result in dilution to our existing unitholders and thereby reduce each such unitholder’s proportionate ownership and voting interest in our Class A units, which dilution could potentially be substantial. The total number of Class A units that may ultimately be issued in the Public Offering is not currently determinable. In addition, sales into the market of a substantial number of our Class A units, or the perception that such sales might occur, could depress the market price of our Class A units.

Reasons for the Offering and Anticipated Use of Proceeds

Our Board believes that the Public Offering is advisable, in the best interests, and to the benefit of the Company and our unitholders because it has the potential to provide us with additional sources of capital to strengthen our balance sheet and further our investment objectives and strategy. If approved, we expect to use a portion of the proceeds from the Public Offering to support our existing investment portfolio as well as to continue to identify, acquire, develop or redevelop and manage additional commercial real estate properties and other real estate-related assets, such as, but not limited to, commercial real estate loans and mortgages, debt and equity securities issued by other real estate-related companies, private equity acquisitions and investments, and opportunistic acquisitions of other qualified opportunity funds and qualified opportunity zone businesses. Pending the use of any net proceeds from the Public Offering, we may invest in short-term, investment-grade obligations or accounts in a manner that is consistent with our qualification as a publicly traded partnership and qualified opportunity fund.

Consequences if the Public Offering Proposal Is Not Approved

If our unitholders do not approve the Public Offering Proposal, we may not be able to issue Class A units in the Public Offering in excess of 19.99% of our currently issued and outstanding Class A units, which would limit potential sources capital available to us and could require us to seek alternative financing on terms that may be less favorable.

Required Vote

For approval of our Public Offering Proposal, the affirmative vote of a majority of the votes cast by the holders of Class A units, Class B units and the Class M unit, voting together as a single class, is required. Abstentions will not be counted. Proposal No. 3 is a “non-routine” matter and as such brokers, banks and other nominees lack the discretion to vote uninstructed Class A units on Proposal No. 3.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE PUBLIC OFFERING PROPOSAL.

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CORPORATE GOVERNANCE

Board of Directors

We operate under the direction of our Board, the members of which are accountable to the Company and our unitholders as fiduciaries. Our Board has retained the services of Belpointe PREP Manager, LLC (our “Manager”) to manage our day-to-day operations, implement our investment objectives and strategy and perform certain services for us, subject to the Board’s supervision. A team of investment and asset management professionals, acting through our Manager, makes all decisions regarding the origination, selection, evaluation, structuring, acquisition, financing and development of our commercial real estate properties, real estate-related assets, including commercial real estate loans and mortgages, and debt and equity securities issued by other real estate-related companies, as well as private equity acquisitions and investments, and opportunistic acquisitions of other qualified opportunity funds and qualified opportunity zone businesses, subject to the limitations in our Amended and Restated Limited Liability Company Operating Agreement (our “Operating Agreement”). Our Manager also provides portfolio management, marketing, investor relations, financial, accounting and other administrative services on our behalf with the goal of maximizing our operating cash flow and preserving our invested capital.

Our current Board members are Brandon Lacoff, Martin Lacoff, Dean Drulias, Timothy Oberweger, Shawn Orser and Ronald Young, Jr. Our Chief Executive Officer is Brandon Lacoff, and our Chief Strategic Officer and Principal Financial Officer is Martin Lacoff.

Our Operating Agreement divides our Board into three classes, designated Class I, Class II and Class III. Martin Lacoff and Ronald Young, Jr. are Class II directors who are nominees for re-election as Class II directors at the Annual Meeting, Shawn Orser and Timothy Oberweger are Class I directors and Brandon Lacoff and Dean Drulias are Class III directors. The term of our Class II directors elected at the Annual Meeting will expire at our 2029 annual meeting, the term of our Class III directors will expire at our 2027 annual meeting, and the term of our Class I directors will expire at our 2028 annual meeting. At each successive annual meeting of, successors to the class of directors whose term expires at such annual meeting will be elected and shall serve three-year terms. The holder of our Class M unit, voting separately as a class, is entitled to elect one Class III director (the “Class M Director”) all other directors will be elected by the vote of a plurality of our outstanding Class A units and Class B units, voting together as a single class, to serve for a three-year term and until their successors are duly elected or appointed and qualified. Brandon Lacoff is our Class M Director.

The number of directorships on our Board may be increased or decreased at any time by the Board, however, a decrease may not shorten the term of any incumbent director. Directors may only be removed from the Board for cause by the affirmative vote of at least 80% of the holders of Class A units and Class B units, voting together as a single class, however, the Class M Director may only be removed for cause by the affirmative vote of the holder of the Class M unit, voting separately as a class. A director serving on any committee of the Board may be removed from such committee at any time by the Board. A vacancy resulting from an increase in the number of directorships of any class or from the resignation, removal, incapacity or death of a director may be filled by a majority of the directors then in office. Any director appointed to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred.

Our directors are only required to devote such time to our business as their duties may require and may have business interests and engage in business activities similar to, in addition to, or in competition with ours. Consequently, in the exercise of their fiduciary responsibilities, our directors will rely heavily on our Manager and on information provided by our Manager. Our directors have a fiduciary duty to our members to supervise the relationship between the Company and our Manager.

Certain of our current directors are also executive officers of our Manager, executive officers and directors of affiliates of our Manager and Belpointe, LLC, our sponsor (our “Sponsor”), and serve on the investment committees of affiliates of our Manager. In order to ameliorate the risks created by conflicts of interest, our Board has created a committee comprised entirely of independent directors (the “Conflicts Committee”) to address any potential conflicts. An independent director is a person who is not an officer or employee of our Manager or its affiliates. The Conflicts Committee will act upon matters involving conflicts of interest, including transactions between the Company and our Manager.

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Directors and Executive Officers

The full biographical information of our continuing directors and our executive officers is set forth below. The full biographical information of our director nominees can be found under “Proposal No. 1 — Election of Directors” beginning on page 8.

Name	Age	Position	Director Since
Brandon E. Lacoff	52	Chief Executive Officer and Chairman of the Board	September 2021
Dean Drulias (1)	79	Independent Director	October 2021
Timothy Oberweger (2)	52	Independent Director	October 2021
Shawn Orser (3)	51	Independent Director	October 2021

(1)	Member of the nominating and corporate governance committee, and chairman of the conflicts committee.
(2)	Member of the audit committee and conflicts committee, and chairman of the compensation committee.
(3)	Member of the compensation committee, the nominating and corporate governance committee and the conflicts committee, and chairman of the audit committee.

Brandon Lacoff, Esq. has been our Chief Executive Officer since our founding in January 2020 and Chairman of our Board since September 2021. He was also the founder of Belpointe REIT, Inc., a qualified opportunity fund and affiliate of our Manager and Sponsor, and was the Chairman of the Board of Directors, Chief Executive Officer and President from its founding in June 2018 through our acquisition of Belpointe REIT, Inc. in October 2021. Mr. Lacoff is the founder of Belpointe, LLC, a private equity investment firm, and has been Belpointe’s Chief Executive Officer since its founding in 2011. From 2001 to 2011, Mr. Lacoff was a Managing Director and the co-founder of Belray Capital, a Greenwich, Connecticut based real estate and investment firm, which was acquired by Belpointe in 2011. Belpointe is known for such developments as its luxury residential developments in Greenwich (Beacon Hill of Greenwich) to its Class A apartments in Norwalk, Connecticut (The Waypointe District) and Stamford, Connecticut (Baypointe). Belpointe owns several operating businesses throughout the region, including Belpointe Asset Management LLC, a financial asset management firm that manages over $3 billion in tradable securities. Mr. Lacoff and his executive team bring financial strength, operational expertise and investing discipline to its portfolio of investments. Mr. Lacoff currently serves as the Chairman of the Board of Directors for Belpointe Multifamily Development Fund I, LP, a real estate private equity fund. Prior to Belpointe, Mr. Lacoff began his finance/accounting/tax career at Arthur Andersen, LLP and then with Ernst & Young, LLP, in their Mergers and Acquisitions departments. In 2001, he co-founded Belray Capital, and in 2004 left Ernst & Young to focus full-time on Belray Capital. Mr. Lacoff holds a Juris Doctor degree and a Master of Business Administration from Hofstra University and a bachelor’s degree in Finance from Syracuse University. Mr. Lacoff has served on the board of multiple non-profit organizations, including Greenwich Wiffle for the Greenwich Police Silver Shield Association, Youth Services for the Town of Greenwich (a joint venture between the Town of Greenwich and United Way of Greenwich), and the Eagle Hill School Alumni Board. Mr. Lacoff currently serves on the board of two non-profit organizations, The Belpointe Foundation and the Eagle Hill School Board of Trustees. Mr. Lacoff is licensed to practice law as an attorney in the State of Connecticut and State of New York. Mr. Lacoff was selected as a director because of his ability to lead our company and his detailed knowledge of our strategic opportunities, challenges, competition, financial position and business.

Dean Drulias, Esq. has been practicing private law in Westlake Village, California, since 2002. He is also a member of the Board of Directors of Belpointe REIT, Inc., a qualified opportunity fund, an affiliate of our Manager and Sponsor. Mr. Drulias formerly served as Director, Corporate Secretary and General Counsel of Fortune Natural Resources Corporation, a public oil and gas exploration and production services company that was listed on the American Stock Exchange. Mr. Drulias was also a stockholder and a practicing attorney at the law firm of Burris, Drulias & Gartenberg, where he specialized in the areas of energy, environmental and real property law. Mr. Drulias received his undergraduate degree from the University of California Berkeley and has a Juris Doctor degree from Loyola Law School. Mr. Drulias is a member of the California and Texas State Bars. Mr. Drulias was selected as a director because of his senior executive officer and board service experience.

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Timothy Oberweger has been a Senior Vice President at Commonwealth Land Title Insurance Company, a subsidiary of Fidelity National Financial, Inc. (NYSE: FNF), which provides real estate title insurance, escrow and closing services, and title-related services and specialty finance solutions, since June 2022. He has over 15 years of experience in the title insurance industry. Previously, from October 2017 to June 2022, Mr. Oberweger served as Vice President and Senior Business Development Officer at Stewart Title Commercial Services, a title insurance and settlement company providing services to the real estate and mortgage industries. From November 2015 to September 2017, Mr. Oberweger served as Managing Director & Counsel of First American Title Insurance Company. From September 2009 to November 2015, Mr. Oberweger served as Vice President & Counsel of Fidelity National Title Insurance Company and, from September 2005 to August 2009, as Counsel of First American Title Insurance Company. Mr. Oberweger served as chair of the Young Mortgage Bankers Association from August 2015 to December 2017, and since May 2010 has served on the Executive Board of Brooklyn Law School’s Alumni Association. From May 1995 to May 1996, he served on the Alumni Board of Macalester College. Mr. Oberweger is currently and has been since March 2018 a member of the National Multifamily Housing Council and, since January 2020, a member of the Urban Land Institute (ULI) and the National Association for Industrial and Office Parks. Mr. Oberweger has also previously been a member of the Mortgage Bankers Association, MBA of New York, and The International Council of Shopping Centers, and served as an elected member of the Representative Town Meeting in Greenwich, Connecticut from September 2011 to December 2017. Mr. Oberweger holds a Juris Doctor from Brooklyn Law School and a Bachelor of Arts from Macalester College.

Shawn Orser has been the President of Seaside Financial & Insurance Services, a San Diego, California based investment advisory firm, since 2009. He was also a member of the Board of Directors of Belpointe REIT, Inc., a qualified opportunity fund and affiliate of our Manager and Sponsor, from November 2019 through our acquisition of Belpointe REIT, Inc. in October 2021. Mr. Orser began his career in finance supporting an Index Arbitrage desk at RBC Dominion Securities, then moved to Merrill Lynch where he worked on the trading desk for the Equity Linked Products Group. Thereafter, he joined Titan Capital, a New York City based hedge fund where he traded equity derivatives, then worked as a proprietary trader for Remsemberg Capital trading equity and option strategies. Afterwards, Mr. Orser moved to the retail side of the investment management business with Northwestern Mutual, and he then later joined Seaside Financial & Insurance Services. Mr. Orser earned his bachelor’s degree in Finance from Syracuse University. Mr. Orser was selected to serve as a member of our Board because of his extensive investment and finance experience.

Executive Advisory Board

Our Board has established an Executive Advisory Board to provide both it and our Manager with advice regarding, among other things, potential investment opportunities, general market conditions and debt and equity financing opportunities. The Executive Advisory Board consists of Sarah Broderick, Donald Cogsville and Stephen Soler. The members of the Executive Advisory Board will not participate in meetings of our Board unless specifically invited to attend. The Executive Advisory Board will meet at such times as requested by our Board or our Manager. The members of the Executive Advisory Board can be appointed and removed, and the number of members of the Executive Advisory Board may be increased or decreased, by our Manager from time to time for any reason. The appointment and removal of members of the Executive Advisory Board do not require approval of our Members. The members of our Executive Advisory Board are set forth below.

Sarah Broderick is the Founder of The FEAT, formed in November 2018, which delivers products and services aimed at bringing professionals that have left traditional roles in corporate America back into the economy. Ms. Broderick is also currently, and has been since November 2020, the executive-in-residence at the UConn Werth Institute for Entrepreneurship and Innovation and also has served on the Werth Institute’s Advisory Board since January 2021. Prior to founding The FEAT, Ms. Broderick served as the COO/CFO and member of the Board of Directors of VICE Media from March 2016 to November 2018. Earlier in her career, Ms. Broderick held senior roles across a range of organizations, including oversight of the SEC reporting and the global accounting operations for General Electric from June 2012 to September 2014, and leadership positions at Endeavor from September 2014 to March 2016, NBC Universal from July 2009 to June 2012 and Deloitte from July 2000 to July 2009. Ms. Broderick serves on the Board of Directors of the Girl Scouts of Connecticut, a position which she has held since May 2008, and has been involved in fundraising for the UConn Foundation since November 2019. Ms. Broderick holds a Master of Science in Accounting and a Bachelor of Science in Accounting from the University of Connecticut, where she was also a four-year member and captain of the UConn softball team.

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Donald P. Cogsville is the Chief Executive Officer of The Cogsville Group, a New York-based private equity real estate investment firm founded in 2007. Since its inception, the firm has invested in $3 billion of commercial and residential real estate, representing over 4,000 assets in 49 states. Mr. Cogsville began his career as an attorney in the Structured Finance Group at Skadden, Arps, Slate, Meagher & Flom LLP. He then joined the Leveraged Finance Group at Merrill Lynch as an investment banker, and left Merrill Lynch to found RCM Saratoga Capital LLC, a boutique investment banking firm focused on generating value in the urban marketplace. Mr. Cogsville is Of Counsel with Akerman LLP, where his practice focuses on real estate development (specifically urban redevelopments, including opportunity zone projects), real estate financing, and real estate asset management. Additionally, Mr. Cogsville serves or has served on the Board of Marchex, Inc., the Board of Visitors of the University of North Carolina, The New York Urban League, Jazz at Lincoln Center, and The Amsterdam News Editorial Board, and founded the non-partisan voter registration initiative, Citizen Change. Mr. Cogsville holds a B.A. from the University of North Carolina at Chapel Hill and a J.D. from Rutgers University.

Stephen Soler is the Managing Director of Stockbridge Realty Advisors, LLC, where he oversees underwriting, financing, and project management for real estate investments, including assisting Societe Generale with various real estate related matters including developing risk management protocols. Over the past 30 years, Mr. Soler has held senior positions at both real estate investment companies as well as commercial banks focused on commercial real estate financing, where he has overseen more than $15 billion of commercial real estate transactions covering all asset classes and real estate sectors. Prior to Stockbridge Realty Advisors, LLC, Mr. Soler held the position of Managing Director at Societe Generale and was part of the credit assessment team focused on risk management. Mr. Soler is an Adjunct Professor at the NYU Schack Institute of Real Estate where he has taught for more than fifteen years in the Master of Real Estate Program with a focus on Entrepreneurship and Sustainable Development. Mr. Soler graduated from the University of Massachusetts at Amherst with a degree in economics, and he attended the Harvard Graduate School of Design. He has served as a member of the Economics Department Advisory Board at the University of Massachusetts, the Board of the YMCA of Greenwich, and on several Town of Greenwich Boards and Advisory Committees.

Director Independence

Our Class A units are listed on the NYSE American under the symbol “OZ.” Pursuant to NYSE American’s corporate governance requirements, a majority of a listed company’s board of directors must be made up of independent directors. Under the NYSE American corporate governance requirements, a director is “independent” if the director is not an executive officer or employee of the company and the company’s board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Dean Drulias, Timothy Oberweger, Shawn Orser and Ronald Young, Jr. are independent directors under the NYSE American corporate governance requirements.

Committees of the Board of Directors

Our Board may delegate many of its powers to one or more committees. Our Board has established an audit committee, compensation committee, nominating and corporate governance committee and conflicts committee. Each of these committees is comprised exclusively of independent directors. The principal functions and composition of each committee are briefly described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Additionally, our Board may from time to time establish certain other committees to facilitate the management of our company.

Audit Committee.

Our audit committee was established in accordance with Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NYSE American corporate governance requirements. The responsibilities of our audit committee are to, among other things:

●	determine the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm;

●	review and approve in advance all permitted non-audit engagements and relationships between us and our independent registered public accounting firm;

●	evaluate our independent registered public accounting firm’s qualifications, independence and performance;

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●	obtain and review a report from our independent registered public accounting firm describing its internal quality-control procedures, any material issues raised by the most recent review and all relationships between us and our independent registered public accounting firm;

●	review and discuss with our independent registered public accounting firm their audit plan, including the timing and scope of audit activities;

●	review our consolidated financial statements;

●	review our critical accounting policies and practices;

●	review the adequacy and effectiveness of our accounting and internal control policies and procedures;

●	oversee the performance of our internal audit function;

●	review with our management all significant deficiencies and material weaknesses in the design and operation of our internal controls;

●	review with our management any fraud that involves management or other employees who have a significant role in our internal controls;

●	establish procedures for the receipt, retention and treatment of complaints regarding internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

●	prepare the reports required by the rules of the SEC to be included in our annual proxy statement;

●	discuss with our management and our independent registered public accounting firm the results of our annual audit and the review of our quarterly consolidated financial statements; and

●	oversee our compliance with legal, ethical and regulatory requirements.

Our audit committee has the power to investigate any matter brought to its attention within the scope of its duties and has the authority to retain counsel and advisors to fulfill its responsibilities and duties. Our audit committee operates under a written audit committee charter and is comprised of individuals who meet the independence requirements of the SEC and the NYSE American. Each member of our audit committee is financially literate in accordance with the NYSE American requirements. Our audit committee also has at least one member who qualifies as an “audit committee financial expert” under SEC rules and regulations. The current members of the audit committee are Timothy Oberweger, Shawn Orser, who is its chair, and Ronald Young, Jr.

Compensation Committee.

The responsibilities of our compensation committee are to, among other things:

●	establish and oversee our equity compensation programs, if any, to ensure the alignment of the interests of our senior executive officers with our interests and the interests of the holders of our units;

●	review and make recommendations to our Board with respect to the equity compensation of our executive officers, if any, including our Chief Executive Officer;

●	periodically review and make recommendations to our Board with respect to the compensation of the members of our Board and Executive Advisory Board; and

●	oversee the identification, consideration and management of risks associated with our equity compensation policies and programs, if any.

Our compensation committee has the authority to retain counsel and advisors to fulfill its responsibilities and duties. Our compensation committee is comprised of individuals who meet the independence requirements set forth by the SEC and the NYSE American and operates under a written compensation committee charter. The current members of the compensation committee are Timothy Oberweger, who is its chair, Shawn Orser and Ronald Young, Jr.

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Nominating and Corporate Governance Committee.

The responsibilities of our nominating and corporate governance committee are to, among other things:

●	assist in identifying, recruiting and evaluating individuals qualified to become members of our Board, consistent with criteria approved by our Board and the nominating and corporate governance committee;

●	recommend to our Board individuals qualified to serve as directors and on committees of our Board; advise our Board with respect to Board composition, procedures and committees; and

●	recommend to our Board certain corporate governance matters and practices.

Our nominating and corporate governance committee is comprised of individuals who meet the independence requirements set forth by the SEC and the NYSE American and operates under a written nominating and corporate governance committee charter. The current members of the nominating and corporate governance committee are Dean Drulias, Shawn Orser and Ronald Young, Jr., who is its chair.

Conflicts Committee.

The responsibilities of our conflicts committee are to, among other things:

●	establish and oversee policies and procedures governing conflicts of interest that may arise through related person transactions;

●	periodically review and update as appropriate these policies and procedures;

●	review and approve or ratify any related party transaction and other matters which may pose conflicts of interest, other than related party transactions that are pre-approved; and

●	advise, upon request, our Board or any other committee of our Board on actions or matters involving conflicts of interest.

Our conflicts committee is comprised of individuals who meet the independence requirements set forth by the SEC and the NYSE American and operates under a written conflicts committee charter. The current members of the conflicts committee are Dean Drulias, who is its chair, Timothy Oberweger and Shawn Orser.

Board and Committee Meetings

In connection with the listing of our Class A units on the NYSE American, in October 2021 we appointed our current board of directors. During our fiscal year ended December 31, 2025, our Board and audit committee held four regularly scheduled meetings, and our Board acted by unanimous written consent [●] times. We encourage our directors, but do not require them, to attend each annual meeting of unitholders.

Code of Business Conduct and Ethics

Our Board has established a code of business conduct and ethics that applies to all of our officers, directors and employees, including those officers responsible for financial reporting. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

●	compliance with laws, rules and regulations;

●	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

●	accountability for adherence to the code of business conduct and ethics.

Our code of business conduct and ethics also provides that our non-employee directors are not obligated to limit their interests or activities in their non-director capacities or to notify us of any opportunities that may arise in connection therewith, even if the opportunities are complementary to, or in competition with, our businesses.

Any waiver of the code of business conduct and ethics for our directors or officers may be made only by our Board or one of our Board committees and will be promptly disclosed as required by law or the NYSE American corporate governance requirements. A copy of our code of business conduct and ethics is available on our website at www.belpointeoz.com under the “Investor Relations” section. Our website and the information contained therein or connected thereto is not incorporated, or deemed to be incorporated, into these proxy materials.

Insider Trading Policies

We have adopted our Sponsor’s Policy on Insider Trading, which describes the policies and procedures related to the purchase, sale or other disposition of our securities or the securities of our Sponsor, its subsidiaries and affiliated entities (collectively, the “Company Group”) by our and the Company Group’s officers, directors, managers, employees, consultants and independent contractors, and their respective immediate family members, and by us. We believe that the policies and procedures set forth in the Policy on Insider Trading are reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE American listing standards.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

Our Board is empowered to, or to delegate to our Manager the power to, fix the compensation of all officers and approve the payment of compensation to directors for services rendered to us. A member of our Board who is also an employee of our Manager or our Sponsor is referred to as an employee director. Employee directors do not receive compensation for serving on our Board. For the year ended December 31, 2025, each of our non-employee directors received $21,250 in cash compensation for their service as directors. Going forward, we intend to establish a policy to compensate each of our non-employee directors on an annual basis paid in quarterly installments in arrears, which compensation may, in the sole discretion of our Board, be paid in the form of cash or equity, or a combination of both cash and equity.

We do not pay our directors additional fees for attending board meetings, but we reimburse each of our directors for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings (including, but not limited to, airfare, hotel and food). For the year ended December 31, 2025, all of our Board and committee meetings have been held as hybrid meetings (i.e., in-person meetings that also permit participation through electronic means), and our directors did not incur any expenses in connection with attending board or committee meetings.

Executive Compensation

We are externally managed by our Manager pursuant to the terms of a Management Agreement (the “Management Agreement”) and currently have no employees or intention of hiring any employees. Our executive officers also serve as officers of our Manager and Sponsor or one or more of their affiliates. Our Management Agreement provides that our Manager will be responsible for managing our day-to-day operations and investment activities, as such, our executive officers do not receive compensation from us or any of our subsidiaries for serving as our executive officers but, rather, receive compensation from our Manager. We do not reimburse our Manager for any compensation paid to our executive officers. Our Management Agreement does not require our executive officers to dedicate a specific amount of time to the conduct of our business and affairs or prohibit our executive officers from engaging in other activities or providing services to other persons, including affiliates of our Manager and Sponsor. Accordingly, our Manager has informed us that it cannot identify the portion of compensation it will award to our executive officers that relates solely to such executives’ services to us, as our Manager does not compensate its employees specifically for such services. Furthermore, we do not have employment agreements with our executive officers, we do not provide pension or retirement benefits, perquisites or other personal benefits to our executive officers, our executive officers have not received any nonqualified deferred compensation and we do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of us.

Executive Compensation Clawback Policy

The Board has adopted a clawback policy (the “Clawback Policy”), effective October 2, 2023, which requires recoupment of erroneously awarded executive compensation from current and former executive officers in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws. As of December 31, 2025, there have been no restatements that would require recovery of erroneously awarded compensation under the Clawback Policy.

Compensation Committee Interlocks and Insider Participation

We are externally managed by our Manager pursuant to our Management Agreement and currently we have no employees. We do not directly compensate our executive officers or reimburse our Manager for any compensation paid to our executive officers. During the fiscal year ended December 31, 2025, none of our executive officers served as: (i) a member of a compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, of whose executive officers served on our Board; or (ii) a director of another entity, of whose executive officers served on our Board.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Transactions with 100 Tokeneke Road, LLC

On March 3, 2026, the Company, through our indirect wholly-owned subsidiary BPOZ 100 Tokeneke Holding, LLC, a Connecticut limited lability company (“BPOZ Tokeneke”), made a loan (the “BPOZ Tokeneke Loan”) in the principal amount of $5.0 million, evidenced by a convertible promissory note (the “BPOZ Tokeneke Note”), to 100 Tokeneke Road, LLC, a Connecticut limited liability company (“Tokeneke Road”). The BPOZ Tokeneke Loan bears interest at a rate of 3.6% per annum, computed on the basis of a 365/366-day year, and, unless earlier converted, is due and payable on March 3, 2028. The BPOZ Tokeneke Note is convertible, in whole or in part, in the sole discretion of BPOZ Tokeneke into that number of Class A units of 100 Tokeneke Partners, LLC , a Connecticut limited liability company (“Tokeneke Partners”), and direct holding company for Tokeneke Road, that equal the total amount then being converted, divided by $14.50 per Class A unit (the “Conversion Price”), subject to adjustment as provided in the BPOZ Tokeneke Note. The proceeds of the BPOZ Tokeneke Loan were immediately applied by Tokeneke Road in connection with consummation of its purchase of certain real property located at 100 Tokeneke Road, Darien, Connecticut (the “Property”).

Concurrently with our advancement of the BPOZ Tokeneke Loan, Belpointe Tokeneke Investment, LLC, a Connecticut limited liability company indirectly owned by an entity in which certain immediate family members of our Chief Executive Officer hold a passive beneficial ownership interest (the “Related Party”), also made a loan (the “Related Party Loan”) in the principal amount of $3.3 million, evidenced by a convertible promissory note (the “Related Party Note”), to Tokeneke Road. The Related Party Loan bears interest at a rate of 3.6% per annum, computed on the basis of a 365/366-day year, and is due and payable on March 3, 2028. The Related Party Note contains a mandatory post-closing conversion clause which required $0.6 million of the principal balance of the Related Party Loan to be converted into Class A units in Tokeneke Partners (the “Mandatory Conversion”). Following the Mandatory Conversion, the Related Party became the 50% beneficial owner of Tokeneke Partners. The remaining balance of the Related Party Note is convertible, in whole or in part, in the sole discretion of the Related Party into that number of Class A units of Tokeneke Partners that equal the total amount then being converted divided by the Conversion Price, subject to adjustment as provided in the Related Party Note. The proceeds of the Related Party Loan were immediately applied by Tokeneke Road in connection with consummation of its purchase of the Property.

Our Transaction with Belpointe Development Holding, LLC

On May 16, 2024, we entered into an agreement, which has since been amended, to borrow up to $3.0 million in principal amount from Belpointe Development Holding, LLC, an affiliate of our Chief Executive Officer, pursuant to the terms of a revolving credit facility agreement (the “BDH Facility”). Interest accrues on the BDH Facility at an annual rate of 5.0%, due and payable at maturity. The BDH Facility is due to mature on August 31, 2026. Proceeds under the BDH Facility are to be used for general corporate purposes.

As of December 31, 2024, the BDH Facility had an outstanding principal balance of $2.6 million and accrued interest of less than $0.1 million. During the year ended December 31, 2025, we repaid the outstanding balance of $2.6 million and accrued interest of $0.2 million. As of December 31, 2025, there were no outstanding borrowings or accrued interest due under the BDH Facility.

Our Transaction with Lacoff Holding II, LLC

On December 29, 2023, we borrowed $4.0 million from Lacoff Holding II LLC, an affiliate of our Chief Executive Officer, pursuant to the terms of a promissory note secured by a first mortgage lien on certain property owned by subsidiaries of the Company (the “LH II Loan”). The LH II Loan was due and payable on April 1, 2024, and interest accrued on the LH II Note at an annual rate of 5.26%. The proceeds of the loan were used for general corporate purposes.

During the year ended December 31, 2024, the LH II Loan, including accrued interest of less than $0.1 million, was repaid in full. As of December 31, 2025, there was no outstanding borrowings or accrued interest due under the LH II Loan.

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Our Joint Venture and other Co-Ownership Arrangements

Each of our investment assets has either an affiliate of our Sponsor or Manager, or their respective affiliates (together, the “Belpointe SP Group”), or an independent third party, or any combination of the foregoing, as the sponsor or co-sponsor, general partner or co-general partner, manager or co-manager, developer or co-developer of the investment asset, and our role, in general, is as a passive investor.

During the years ended December 31, 2025 and 2024, less than $0.1 million, and less than $0.1 million, respectively, of noncontrolling interest contributions were made by members of the Belpointe SP Group, representing their 0.1% ownership in various investments. These noncontrolling interests will be allocated profit and loss in accordance with the respective operating agreements.

Our Transactions with Belpointe Specialty Insurance

Certain immediate family members of our Chief Executive Officer have a passive indirect minority beneficial ownership interest in Belpointe Specialty Insurance, LLC (“Belpointe Specialty Insurance”). Belpointe Specialty Insurance has acted, and may continue to act, as our broker in connection with the placement of insurance coverage for certain of our properties and operations. Belpointe Specialty Insurance earns brokerage commissions related to the brokerage services that it provides to us, which commissions vary, are based on a percentage of the premiums that we pay and are set by the insurer. We have also engaged Belpointe Specialty Insurance to provide us with contract insurance consulting services related to owner-controlled insurance programs, for which we pay an administration fee. Management believes that the commissions that Belpointe Specialty Insurance earns are comparable to those commissions that we would pay to unaffiliated third parties in arms-length transactions.

During the year ended December 31, 2025 and 2024, we obtained insurance coverage and paid premiums in the aggregate amount of $1.8 million and $2.9 million, respectively, from which Belpointe Specialty Insurance earned commissions and administrative fees of $0.2 million and $0.2 million, respectively.

Our Relationship with our Manager and Sponsor

We are externally managed by our Manager, which is responsible for managing our day-to-day operations, implementing our investment objectives and strategy and performing certain services for us, subject to oversight by our Board and the limitations set forth in our Operating Agreement. Our Manager is an affiliate of our Sponsor and is indirectly owned by our Chief Executive Officer and beneficially owned by certain immediate family members of our Chief Executive Officer.

Our Management Agreement

Pursuant to the terms of our Management Agreement, a team of investment and asset management professionals, acting through our Manager, makes all decisions regarding the origination, selection, evaluation, structuring, acquisition, financing and development of our commercial real estate properties, real estate-related assets, including commercial real estate loans and mortgages, and debt and equity securities issued by other real estate-related companies, as well as private equity acquisitions and investments, and opportunistic acquisitions of other qualified opportunity funds and qualified opportunity zone businesses, subject to the limitations in our operating agreement. Our Manager also provides portfolio management, marketing, investor relations, financial, accounting and other administrative services on our behalf with the goal of maximizing our operating cash flow and preserving our invested capital.

Pursuant to the terms of our Management Agreement, our Manager is responsible for, among other things:

●	serving as our investment and financial manager with respect to originating, underwriting, acquiring, and managing our investment portfolio;

●	structuring the terms and conditions of our acquisitions, sales and joint ventures; and

●	retaining, for and on our behalf, services related to, among other things, our Public Offering, and any other offerings that we may conduct, the development, operation and management of our investments, calculation of our NAV, administrative, accounting, tax, legal and investor relations services, financing services, and services related to property management, leasing, development and construction.

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The initial term of our Management Agreement continued through December 31, 2025, and, following an evaluation of the Manager’s performance by the Board, was thereafter renewed for a subsequent three-year term. The Management Agreement may only be terminated (i) for “cause,” (ii) upon the bankruptcy of our Manager, or (iii) upon a material breach of the Management Agreement by our Manager. “Cause” is defined in the Management Agreement to mean fraud or willful malfeasance, gross negligence, the commission of a felony or a material violation of applicable law, in each case that has or could reasonably be expected to have a material adverse effect on us. Following the current term, the Management Agreement will automatically renew for an unlimited number of three-year terms unless we elect not to renew it by providing our Manager with 180 days’ prior notice.

Upon any termination or non-renewal of the Management Agreement by us or any termination of the Management Agreement by our Manager for our breach of the Management Agreement, our Manager will be entitled to receive its prorated management fee through the expiration or termination date and will be paid a termination fee equal to six times the annual management fee earned by our Manager during the 12-month period ended as of the last day of the quarter immediately preceding the termination date.

In addition, upon any termination or non-renewal of the Management Agreement, our Manager will continue to hold our Class B units. Upon termination or non-renewal of the Management Agreement, our Manager will cooperate with us and take all reasonable steps requested by us to assist our Board in making an orderly transition of the management function.

Management Fee, Class B Units and Expense Reimbursement

As compensation for its services under the Management Agreement, we pay our Manager a quarterly management fee at an annualized rate of 0.75%. The management fee is based on our NAV at the end of each fiscal quarter. During the years ended December 31, 2025, and 2024, we incurred management fees due to our Manager of $3.3 million and $2.7 million, respectively.

Our Manager holds 100,000 Class B units, representing all of our issued and outstanding Class B units. The Class B units entitle our Manager to 5% of any gain recognized by or distributed to us or recognized by or distributed from our operating companies or any subsidiary. As a result, any time we recognize an operating gain (excluding depreciation) or receive a distribution, whether from continuing operations, net sale proceeds, refinancing transactions or otherwise, our Manager is entitled to receive 5% of the aggregate amount of such gain or distribution, regardless of whether the holders of our Class A units have received a return of their capital. The allocation and distribution rights that our Manager is entitled to with respect to its Class B units may not be amended, altered or repealed, and the number of authorized Class B units may not be increased or decreased, without the consent of our Manager. During the years ended December 31, 2025 and 2024, we did not make any Class B unit allocations or distributions to our Manager.

Pursuant to the Management Agreement, we reimburse our Manager and its affiliates, including our Sponsor and certain of our Sponsor’s subsidiaries, associates and affiliates (collectively, the “Sponsor Group”), for actual fees and expenses incurred in connection with our public offerings, the selection, origination, acquisition, management and disposition of our investments, and for out-of-pocket expenses paid to third parties in connection with providing services to us. Expenses reimbursable are payable at the election of the recipient in cash, by issuance of our Class A units at the then-current NAV, or through some combination of the foregoing.

During the years ended December 31, 2025 and 2024, our Manager and its affiliates, including the Sponsor Group, incurred $2.1 million and $2.6 million, respectively, for fees and expenses on our behalf, of which we have reimbursed our Manager and its affiliates, including the Sponsor Group, $2.1 million and $2.6 million, respectively.

Our Services and Cost Sharing Agreement

Pursuant to our Amended and Restated Services and Cost Sharing Agreement (the “Services and Cost Sharing Agreement”), members of the Sponsor Group provide our Manager with access to portfolio management, asset valuation, risk management and asset management services, as well as administration services addressing legal, compliance, investor relations and information technologies necessary for the performance by our Manager of its duties under the Management Agreement, and members of the Sponsor Group are entitled to receive expense reimbursements and our Manager’s allocable share of employment costs incurred by the members of the Sponsor Group.

During the years ended December 31, 2025 and 2024, members of the Sponsor Group incurred $2.1 million and $2.1 million, respectively, for fees, expenses and employment costs on our behalf.

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Property Management Oversight Fee

We, through the individual subsidiaries of our operating companies, pay our Manager, or an affiliate of our Manager, an annual property management oversight fee equal to 1.5% of revenues generated by the applicable property. During the year ended December 31, 2025, we incurred property management oversight fees of less than $0.1 million.

Development Fees

Pursuant to the terms of development agreements that we enter into with affiliates of our Sponsor, such affiliates are entitled to receive (i) development fees on each project in an amount that is usual and customary for comparable services rendered to similar projects in the geographic market of the project, and (ii) reimbursements for their expenses, such as employee compensation and other overhead expenses incurred in connection with the project.

Development fees under the terms of our development agreements generally range from 4.0% to 4.5% of total project costs, of which half are generally payable at the close of an acquisition and the remainder of which will be earned throughout the project in accordance with the terms of the development agreement.

During the years ended December 31, 2025 and 2024, we incurred development fees earned during the construction phase of $2.1 million and $4.2 million, respectively, and we incurred $2.2 million and $1.7 million, respectively, for employee reimbursement expenditures relating to projects under development. As of December 31, 2025 and 2024, $2.7 million and $2.5 million, respectively, remained due and payable to our affiliates for development fees.

Acquisition Fees

We will pay our Manager, Sponsor, or an affiliate of our Manager or Sponsor, an acquisition fee equal to 1.5% of the total value of any acquisition transaction, including any acquisition through merger with another entity (but excluding any transactions in which our Sponsor, or an affiliate of our Manager or Sponsor, would otherwise receive a development fee). We did not incur any acquisition fees during the fiscal years ended December 31, 2025 and 2024.

Review and Approval of Related Person Transactions

Our Board has adopted a written statement of policy for us regarding transactions with related persons. Our related person policy covers any “related person transaction” including, but not limited to, any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or series of similar transactions, arrangements or relationships that is reportable by us under Item 404(a) of Regulation S-K in which we, our Operating Companies or any subsidiary were or are to be a participant and the amount involved exceeds $120,000 and in which any “related person” (as defined in Item 404(a) of Regulation S-K) had or will have a direct or indirect material interest. With certain limited exceptions, our related person policy requires that each related person transaction, and any material amendment or modification to a related person transaction, be reviewed and approved or ratified by our conflicts committee or by a majority of the disinterested members of our Board.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number and percentage of Class A units, Class B units and the Class M unit owned by:

●	each of our directors;

●	each of our named executive officers;

●	all of our directors and executive officers as a group; and

●	any person known to us to be the beneficial owner of more than 5% of our outstanding units.

As of the record date, August 21, 2026, there were [●] Class A units issued and outstanding, 100,000 Class B units issued and outstanding and one Class M unit issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes securities that a person has the right to acquire within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. To our knowledge, except as otherwise set forth in the notes to the following table, each person named in the table has sole voting and investment power with respect to all of the interests shown as beneficially owned by such person. Unless otherwise specified, the address for each of the persons named below is c/o Belpointe PREP, LLC, 255 Glenville Road, Greenwich, Connecticut 06831.

	Class A units Beneficially Owned			Class B units Beneficially Owned		Class M units Beneficially Owned
Name of Beneficial Owner	Number	Percent		Number	Percent	Number	Percent
Directors and Officers
Brandon E. Lacoff (1) (2)	207	*		100,000	100%	1	100%
Martin Lacoff (3)	12	*		—	—%	—	—%
All directors and officers as a group	219	*		100,000	100%	1	100%

5% Unitholders
Empirical Financial Services, LLC. d.b.a. Empirical Wealth Management (4)	248,081	[●]	%	—	—	—	—
Belpointe PREP Manager, LLC (2)	—	—%		100,000	100%	1	100%

*	Represents less than 1%
(1)	Belpointe, LLC, our Sponsor, owns 206 Class A units and Belpointe Capital Management, LLC (“BCM”), an affiliate of our Sponsor, owns one Class A unit. Brandon E. Lacoff, the manager of our Sponsor and BCM, may be deemed to share voting and dispositive power with respect to the Class A units held by our Sponsor and BCM.
(2)	Belpointe PREP Manager, LLC, our Manager, owns 100,000 Class B units and one Class M unit, and Brandon E. Lacoff, the manager of our Manager, may be deemed to share voting and dispositive power with respect to the Class B units and Class M unit held by our Manager.
(3)	M&C Partners III, owns 12 Class A units and Martin Lacoff and his spouse share voting and dispositive power with respect to the Class A units.
(4)	Based on information contained in a Schedule 13G/A filed with the SEC by Empirical Financial Services, LLC. d.b.a. Empirical Wealth Management (“Empirical”) on January 29, 2026. According to the Schedule 13G/A, as of December 31, 2025, Empirical had sole power to vote or direct the vote of 245,458 of our Class A units beneficially owned and sole power to dispose of or direct the disposition of 248,081 of our Class A units beneficially owned. The address of Empirical’s principal business office is 1420 5th Avenue, Suite 3150, Seattle, Washington 98101. The Schedule 13G/A provides information only as of December 31, 2025, and, consequently, the beneficial ownership of Empirical may have changed between December 31, 2025 and August 21, 2026.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than ten percent of our Class A units to file initial reports of ownership and reports of changes in ownership with the SEC and furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us or written representations from such persons that they were not required to file a Form 5 to report previously unreported ownership or changes in ownership, we believe that, with respect to the year ended December 31, 2025, such persons complied with all such filing requirements.

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UNITHOLDER PROPOSALS

If you wish to submit a proposal to be included in our proxy materials for our 2027 Annual Meeting of Unitholders (“2027 Annual Meeting”), you must comply with the relevant rules of the SEC and must deliver timely notice of the proposal in accordance with the requirement set forth in our Operating Agreement to the Company’s Secretary at Belpointe PREP, LLC, 255 Glenville Road, Greenwich, Connecticut 06831. To be timely, a unitholder wishing to nominate a candidate for election to our board of directors or make a proposal of other business appropriate for unitholder consideration at our 2027 Annual Meeting, is required to give written notice not less than 90 days nor more than 120 days prior to the anniversary of the date of the 2026 Annual Meeting. If the meeting date for the 2027 Annual Meeting is scheduled to be on a day more than 30 days before or after the anniversary date of the 2026 Annual Meeting, unitholders must deliver notice not later than the close of business on the 10th day following the date on which we publicly disclose the date of the 2027 Annual Meeting.

A nomination or proposal that does not supply adequate information about the nominee or proposal and the unitholder making the nomination or proposal in accordance with the applicable requirements of the relevant rules of the SEC and provisions of our Operating Agreement, will be disregarded.

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OTHER BUSINESS

The Board does not know of any other matters to be brought before the meeting. If other matters are properly presented, the proxy holder has authority to vote all proxies in accordance with their discretion.

By Order of the Board of Directors

/s/ Brandon E. Lacoff
Brandon E. Lacoff
Chairman of the Board and Chief Executive Officer

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website at investors.belpointeoz.com/filings. Copies of our Annual Report on Form 10-K for the year ended December 31, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to unitholders upon written request addressed to our Investor Relations Department by mail at Belpointe PREP, LLC, 255 Glenville Road, Greenwich, Connecticut 06831, or via email at IR@belpointeoz.com.

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